SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2008

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State or other jurisdiction or incorporation or organization)	000-31659	(I.R.S. Employer Identification No.)

9645 Scranton Road

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02. Results of Operations and Financial Condition

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ITEM 9.01. Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

EXHIBIT 99.1

Item 2.02.	Results of Operations and Financial Condition

The information in this report on Form 8-K is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section. It may be incorporated by reference in a filing under the Exchange Act or the Securities Act of 1933, as amended, only if such subsequent filing specifically references this Form 8-K.

On April 14, 2008, Novatel Wireless, Inc. issued a press release containing preliminary estimates of first quarter 2008 results and it is attached to this report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 14, 2008, the Board of Directors of the Company appointed Peter V. Leparulo as the Company’s Chief Executive Officer. Mr. Leparulo’s employment relationship with the Company will continue to be governed by his employment agreement which the Company filed as an exhibit to its quarterly report on Form 10-Q for the period ended September 30, 2007.

Mr. Leparulo, age 48, has served as the Company’s Executive Chairman since November 2006 and as a director since May 2003. From January 2003 to November 2006, he served as the Company’s Chief Executive Officer. Prior to January 2003, he was the Company’s Senior Vice President, General Manager, CDMA Operations since May 2001. From September 2000 to May 2001, he served as the Company’s Senior Vice President, Corporate and Strategic Development and General Counsel. From June 1998 until September 2000, Mr. Leparulo was a Senior Partner at the law firm of Orrick, Herrington & Sutcliffe LLP, where he specialized in corporate finance, mergers and acquisitions, securities, intellectual property and general corporate matters. Prior to joining Orrick, Mr. Leparulo was a Partner at the law firm of Pillsbury Madison & Sutro LLP, from January 1992 until June 1998, and an Associate at that firm from October 1989 until January 1992. He holds a Bachelor of Science from Colgate University and a Juris Doctor from Case Western Reserve University.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished with this report:

99.1	Press release, dated April 14, 2008, containing preliminary estimates for Novatel Wireless, Inc. for the quarter ended March 31, 2008, and prepared conference call script with respect thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.

Date: April 14, 2008	By:	/s/ Brad Weinert
Brad Weinert
President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release, dated April 14, 2008, containing preliminary estimates for Novatel Wireless, Inc. for the quarter ended March 31, 2008, and prepared conference call script with respect thereto.